                                                            EXHIBIT 10.2(j)
AMENDMENT NO. 9 TO AMENDED AND RESTATED REDUCING REVOLVING LOAN AGREEMENT

     This Amendment No. 9 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of December 23, 2003 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A. (under its former name, Bank of America National Trust and Savings Association), as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. Borrower and the Administrative Agent, acting with the consent of all of the Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

       1.     Extension of the Reduction Date.  Borrower has heretofore requested a deferral of further Reduction Dates until December 31, 2004. In furtherance thereof, Section 1.1 of the Loan Agreement is hereby further amended so that the following definitions set forth therein read in full as follows:

   "Reduction Amount" means, with respect to each Reduction Date following September 30, 2004, $12,000,000.

   "Reduction Date" means the Initial Reduction Date and each Quarterly Payment Date thereafter, other than the Quarterly Payment Dates occurring during the period from June 30, 2001 through and including September 30, 2004.

       2.     Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

      (i)    Counterparts of this Amendment executed by all parties hereto;

      (ii)   Written consent of each of the Significant Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

      (iii)  Written consent of all of the Lenders, substantially in the form of Exhibit B to this Amendment.

4. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.
5. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.
AZTAR CORPORATION By: NEIL CIARFALIA Neil Ciarfalia Title: Treasurer [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: JANICE HAMMOND Janice Hammond Title: Vice President [Printed Name and Title]

Exhibit A to Amendment CONSENT OF SUBSIDIARY GUARANTORS

           Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

           Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 9 to the Loan Agreement.

           Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated as of: December 23, 2003

HOTEL RAMADA OF NEVADA

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

AZTAR DEVELOPMENT CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

AZTAR INDIANA GAMING CORPORATION

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

RAMADA NEW JERSEY, INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

ATLANTIC-DEAUVILLE INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

ADAMAR GARAGE CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

AZTAR MISSOURI GAMING CORPORATION By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary	AZTAR INDIANA GAMING COMPANY, LLC By: Aztar Riverboat Holding Company, LLC, its Managing Member By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary

RAMADA NEW JERSEY HOLDINGS
CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

MANCHESTER MALL, INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

RAMADA EXPRESS, INC.

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

AZTAR RIVERBOAT HOLDING
COMPANY, LLC

By:    Aztar Indiana Gaming        Corporation, an Indiana        corporation, its Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary
       [Printed Name and Title]

By:    Aztar Missouri Gaming        Corporation, a Missouri        corporation, its Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary
       [Printed Name and Title]

AZTAR MISSOURI RIVERBOAT GAMING
COMPANY, LLC

By: Aztar Riverboat Holding
    Company, LLC,
    its Managing Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

ADAMAR OF NEW JERSEY, INC. By: NEIL CIARFALIA Neil Ciarfalia Title: Treasurer TROPICANA REAL ESTATE COMPANY, LLC By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary

ADAMAR OF NEVADA

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

TROPICANA DEVELOPMENT COMPANY, LLC

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

Exhibit B to Amendment CONSENT OF LENDER

           Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

           The undersigned Lender hereby consents to the execution and delivery of Amendment No. 9 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Date as of: December 17, 2003
Bank of America, N.A. [Name of Institution] By SCOTT FABER Scott Faber Managing Director [Printed Name and Title]

Date as of: December 12, 2003
Bank of Scotland [Name of Institution] By SUSAN E. HAY Susan E. Hay Director of Business Services [Printed Name and Title]

Date as of: December 16, 2003
Comerica West Incorporated [Name of Institution] By KEVIN T. URBAN Kevin T. Urban Corporate Banking Representative [Printed Name and Title]

Date as of: December 17, 2003
Credit Lyonnais New York Branch [Name of Institution] By F. FRANK HERRERA F. Frank Herrera Vice President [Printed Name and Title]

Date as of: December 17, 2003
Deutsche Bank Trust Company Americas [Name of Institution] By STEVEN P. LAPHAM Steven P. Lapham Director [Printed Name and Title]

Date as of: December 18, 2003
Fleet National Bank [Name of Institution] By RICHARD POWELL Richard Powell Vice President [Printed Name and Title]

Date as of: December 18, 2003
National City Bank of Indiana [Name of Institution] By MARK A. MINNICK Mark A. Minnick Senior Vice President [Printed Name and Title]

Date as of: December 17, 2003
Societe Generale [Name of Institution] By THOMAS K. DAY Thomas K. Day Managing Director [Printed Name and Title]

Date as of: December 23, 2003
Wells Fargo Bank, National Association [Name of Institution] By CASEY POTTER Casey Potter Vice President [Printed Name and Title]